SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): May 28, 2003

ORCHID BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30267	22-3392819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4390 US ROUTE ONE, PRINCETON, NJ	08540
(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code: (609) 750-2200

Not Applicable
     (Former name or former address, if changed since last report)

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     Item 5. Other Events.

On May 28, 2003, the Registrant publicly disseminated a press release announcing that the Registrant has appointed Paul J. Kelly, M.D. as chief executive officer effective as of June 2, 2003. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

	99.1	The Registrant's Press Release dated May 28, 2003.

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     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHID BIOSCIENCES, INC. (Registrant)
Date: May 28, 2003
	By:	/s/Andrew P. Savadelis
Andrew P. Savadelis
Senior Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	The Registrant's Press Release dated May 28, 2003.

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